UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 2, 2022

EPAM SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35418	22-3536104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive	Suite 202	18940
Newtown	Pennsylvania
(Address of principal executive offices)		(Zip Code)

267-759-9000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	EPAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
EPAM Systems, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 2, 2022 (the “2022 Annual Meeting”). As of the April 11, 2022 record date, a total of 57,139,112 shares of the Company’s common stock were entitled to vote on matters presented to stockholders at the 2022 Annual Meeting. The proposals presented at the 2022 Annual Meeting are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 22, 2022 (the “Proxy Statement”). The following is a summary of the final voting results for each matter.
Election of Directors
The Company’s stockholders voted to elect Richard Michael Mayoras, Karl Robb, and Helen Shan to serve as Class I directors, holding office for a three-year term until the annual meeting of stockholders in 2025, or until their successors are elected and qualified. Votes cast were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Richard Michael Mayoras	35,598,376	11,714,652	4,118,340
Karl Robb	44,887,597	2,425,431	4,118,340
Helen Shan	46,758,493	554,535	4,118,340
Ratification of Appointment of Independent Auditors
Stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,982,568	384,738	64,062	—
Advisory Vote to Approve Executive Compensation
The Company’s stockholders voted, on advisory basis, to approve the compensation for the Company’s named executive officers for the fiscal year ended December 31, 2021 as disclosed in the Company’s Proxy Statement. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,592,387	3,674,646	45,995	4,118,340
2022 Amended and Restated EPAM Systems, Inc. Non-Employee Directors Compensation Plan
The Company’s stockholders approved the 2022 Amended and Restated EPAM Systems, Inc. Non-Employee Directors Compensation Plan (the “2022 NED Plan”) and the 2022 NED Plan went into effect the same day. A copy of the 2022 NED Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,917,737	3,354,049	41,242	4,118,340
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
10.1 2022 Amended and Restated EPAM Systems, Inc. Non-Employee Directors Compensation Plan
101 Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104 The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2022

By:	/s/ Edward F. Rockwell
Name:	Name: Edward F. Rockwell
Title:	Title: SVP, General Counsel and Corporate Secretary